Accounts Receivable, Net (Details)	6 Months Ended
Mar. 31, 2022
Receivables [Abstract]
Accounts receivable description	The Company’s accounts receivable primarily includes the balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. As of date of this report, approximately 97.5% of the Company’s accounts receivable balance at September 30, 2021 has been collected. As of date of this report, approximately 64.9%, or $12.2 million, of the Company’s net account receivable balance at March 31, 2022 has been subsequently collected and the remaining balance is expected to be substantially collected before September 30, 2022.